UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 15, 2022, Ms. Stacey L. Peterson, Senior Vice President and Chief Accounting Officer of CenterPoint Energy, Inc. (the “Company”), departed from her positions with the Company and its affiliated entities. The departure was not the result of any disagreement she had with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.

As a result of Ms. Peterson’s departure, Ms. Kara Gostenhofer Ryan was appointed Vice President and Chief Accounting Officer of the Company, effective August 15, 2022. Ms. Ryan, 39, has served as Vice President and Controller of the Company since January 2022. During her tenure with the Company, Ms. Ryan previously served as Director and Assistant Controller from November 2017 to January 2022; Manager, Accounting Projects from January 2016 to November 2017; Manager, Regulatory Reporting from May 2015 to January 2016; and Manager, Accounting Research from February 2013 to May 2015. Ms. Ryan earned a Bachelor of Business Administration in accounting and a Master of Science in Management Information Systems at Texas A&M University. Ms. Ryan is a certified public accountant. The appointment of Ms. Ryan was not pursuant to any agreement between Ms. Ryan and any other person. There is no family relationship between Ms. Ryan and any director or executive officer of the Company, and there are no transactions between Ms. Ryan and the Company that are required to be reported under Item 404(a) of Regulation S-K. There are no changes to Ms. Ryan’s compensation arrangements with the Company in connection with her appointment to the position of Vice President and Chief Accounting Officer.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: August 15, 2022	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: August 15, 2022	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: August 15, 2022	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel